Weekly Pegzilarginase Produced Marked and Sustained Reductions in Guanidino Compounds in Adults with Arginase 1 Deficiency: Early Phase 1/2 Results

Roberto Zori[1], George Diaz[2], J Lawrence Merritt II[3], Kiran Patki[4], Susan Alters[4], James Wooldridge[4], Andreas Schulze[5]
[1]University of Florida, Gainesville, FL, USA; [2]Icahn School of Medicine at Mt. Sinai, New York City, NY, USA; [3]Department of Pediatrics, University of Washington, Seattle, WA, USA; [4]Aeglea BioTherapeutics, Inc., Austin, TX, USA; [5]University of Toronto and The Hospital for Sick Children, Toronto, ON, Canada

aeglea BIOTHERAPEUTICS

Poster # 803

Introduction

Arginase 1 Deficiency (ARG1-D) causes two harmful metabolic effects:

1. High levels of arginine and arginine-derived metabolites (e.g. GVA, ArgA, NAA)
2. Impairment of the Urea Cycle

Key Disease Manifestations:

- Hyperargininemia-related: spasticity, loss of mobility, developmental delay and seizures
- Hyperammonemia-related: food refusal, protein aversion, nausea, vomiting, encephalopathy, and death

Disease Management Approach:

- Severe dietary protein restriction - reduce plasma arginine to below 200 µM
- Ammonia scavengers – control hyperammonemia


Protein Catabolism
Ammonia
NH_3
Carbamoyl Phosphate
Citrulline
Aspartate
Mitochondrion
ASS1
Cytoplasm
Ornithine
UREA CYCLE
Argininosuccinate
Urea
ARG1
H_2O
Arginine
ASL
GAA
GVA
NAA
ArgA
Fumarate

Figure 1. Metabolic Effects of Arginase 1 Deficiency
Abbreviations: GAA, guanidinoacetic acid; NAA, α-N-acetylarginine; GVA, α-K-δ-guanidinovaleric acid; ArgA, argininic acid

Study Design Elements and Objectives

Treatment

- Pegzilarginase is a pegylated, cobalt-substituted, recombinant, human arginase 1
- IV infusions are administered as:
  1. Single ascending doses every 2 weeks (Part 1)
  2. Repeated doses once weekly (Part 2)

Population

- ≥ 10 patients
- ≥ 2 years of age
- Diagnosis of Arginase 1 Deficiency
  - Hyperargininemia
  - Arginase 1 activity
  - Mutation

Objectives

- Safety and tolerability
- Effects on plasma arginine, and other guanidino compound levels
- Pharmacokinetics (PK)
- Neuromotor measurements
  - Six minute walk test (6MWT)
  - Berg balance scale (BBS)
  - Gross motor function measure-66 (GMFM-66)
- Neurocognitive, developmental, and quality of life (QOL) measures


CAEB1102-101A
Part 1
Single Ascending Dose
Part 2
Repeat Dose
CAEB1102-102A
Open Label Extension
weekly IV x 8 doses
weekly IV up to 3 years

Results

Demographics and Disease Characteristics

Patient	Demographics Mutation	Increased Arginine and GCs	Investigator Assessment of Spasticity	Developmental Delay	History of Seizures	History of Hyperammonemia	DISEASE MANAGEMENT: Protein Restriction	DISEASE MANAGEMENT: Ammonia Scavengers
1	25 years old Female Homozygous C.466-1G>C	✓	Severe	✓	✓	✓	✓	✓
2	24 years old Female Homozygous C.466-1G>C	✓	Moderate	✓	✓		✓	✓
3	17 years old Male Homozygous C.466-1G>C	✓	Moderate	✓		✓	✓	✓
4	16 years old Male Heterozygous C.466-1G>C, C.787G>T	✓	Moderate	✓		✓	✓	✓
5	10 years old Female Homozygous C.371A>G P.D124G	✓	Severe	✓	✓		✓	✓

Table 1. GC = Guanidino Compound. Patients with ARG1-D. All patients with protein restriction also had essential amino acid supplementation.

Summary of Abnormalities in Clinically Relevant Parameters at Baseline


BIOCHEMICAL
Plasma Arginine
Other Plasma GCs
Blood Ammonia
Liver Injury ALT & AST
GROWTH
Protein intake relative to prescribed
Height < 10th Centile
MOTOR
Mobility 6MWT
Motor GMFM Total
Motor GMFM Part E
Balance Berg Balance
Dexterity Purdue Pegboard
Physical Function PROMIS 25
NEUROCOGNITION
WASI FSIQ
Verbal Learning / Memory HVLT-R
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5
Normal / no deficit at baseline
Abnormal / deficit at baseline
n/a
Data not yet available

Figure 3. Clinically relevant parameters at baseline. Centile = percentile for height based on CDC growth curves*

Plasma Arginine Reduction


Arginine values show marked and sustained decrease after ≥8 repeat doses of pegzilarginase.
Arginine (µmol/L)
Post-Dose
Pre-Dose
0.03 mg/kg
0.04 mg/kg
Baseline
Repeat Dose (0.04 mg/kg)
Long Term Extension (Pre-dose)

Figure 4.
Normal range for arginine (40 – 115 µmol/L) is shaded green. The dotted line at 200 µmol/L represents medical guideline goals for plasma arginine reduction.

Plasma Guanidino Compounds Reduction


GVA
ArgA
NAA
GVA (µmol/L)
ArgA (µmol/L)
NAA (µmol/L)
ULN
Baseline
Post-baseline
Repeat Dose (0.04 mg/kg)

Figure 5. Plasma Guanidino Compounds show marked and sustained decrease after repeat doses of pegzilarginase.

Protein Consumption


Patient 1
Patient 2
Baseline
Dose 4
Dose 8
Repeat Dose
Protein Prescribed
Protein Consumed

Figure 6. Protein consumption increased in the first two patients over the course of 8 doses of pegzilarginase

6-Minute Walk Test Improvement


Percent Change in 6-Minute Walk Test
Patient 1
Patient 2
MCID = +9%
No change
(MCID= minimal clinically important difference)
Baseline
Dose 8
Dose 20
Repeat Dose
Long Term Extension

6-Minute Walk Test	Normal (meters)	Baseline (meters)	Actual Change (meters)	MCID Change (%)	Actual Change (%)
Patient 1	494	102	+32	+9%	+31.4%
Patient 2	494	261	+61	+9%	+23.4%

Figure 8.
6-Minute Walk Test after 20 weekly doses of pegzilarginase

Berg Balance Scale


Berg Balance Score (0-56)
Low Risk of Fall
Medium Risk of Fall
High Risk of Fall
Patient 1: BBS score showed clinically meaningful improvement
Patient 1
Patient 2
Baseline
Dose 8
Dose 20
Repeat Dose
Long Term Extension

Figure 9.
Berg Balance Scale after 20 weekly doses of pegzilarginase

Treatment Effects On Clinically Relevant Parameters After 8 Doses of Pegzilarginase


BIOCHEMICAL
Plasma Arginine
Other Plasma GCs
Blood Ammonia
Liver Injury ALT & AST
GROWTH
Protein intake relative to prescribed
Height < 10th Centile
MOTOR
Mobility 6MWT
Motor GMFM Total
Motor GMFM Part E
Balance Berg Balance
Dexterity Purdue Pegboard
Physical Function PROMIS 25
NEUROCOGNITION
WASI FSIQ
Verbal Learning / Memory HVLT-R
Patient 1
Patient 2
Patient 3
not collected
Patient 3 discontinued from the study (personal reasons) after receiving 3 doses in the repeat dose phase.
Relevant improvement
No relevant change
Relevant decline

Figure 7. Clinically relevant parameters after 8 doses of pegzilarginase. Centile = percentile for height based on CDC growth curves*

*[https://www.cdc.gov/growthcharts/cdc_charts.htm]. WASI FSIQ = Wechsler Adult Scale of Intelligence Full Scale Intelligence Quotient. HVLT-R = Hamilton Verbal Learning Test Form R. Changes from baseline considered relevant if they are ± the appropriate MCID. Prescribed protein amounts were abnormally low for normal individuals per World Health Organization Technical Report Series #935. MCID Determination for clinical outcomes – 6MWT (Schrover, 2017); GMFM-66 and GMFM Part E (Oeffinger 2008); Berg Balance (Downs, 2015); Purdue Pegboard, PROMIS 25 physical function, WASI FSIQ 7.5 points; HVLT-R 7.5 points are based on a 0.5 standard deviation change.

GMFM Part E (walking, running, and jumping)


GMFM Part E Score
Patient 1
Patient 2
Patient 1 showed clinically important improvement (MCID = 1.8)
Baseline
Dose 8
Dose 20
Repeat Dose
Long Term Extension

Figure 10. GMFM Part E after 20 weekly doses of pegzilarginase.

Safety

Part 1 Single Ascending Dose (n=3 completers)

- No related AEs in Patients 1 and 2
- Patient 3 experienced an infusion associated reaction during dose 2 which resolved after dose interruption. The infusion was completed at a slower rate and with medication. Positive for anti-PEG ADA and post-reaction sample for IgE ADA was negative, consistent with a Type III reaction

Part 2 Repeat Dose (n=3)

- Patients 1 and 2 (8 doses):
  Related AEs pruritus (2), dry skin (2); all mild
- Patient 3 (3 doses):
  Related AEs stomach ache, asthenia, mood altered, and pallor; all mild

Conclusion

- Single and repeated doses of pegzilarginase were well-tolerated with the exception of a single infusion associated reaction with normal tryptase and ADA negative for IgE suggesting a Type III reaction
- Weekly IV repeat dosing of pegzilarginase rapidly and sustainably lowers plasma arginine and other GCs
- Disease manifestations of ARG1-D were objectively measured with available clinical outcome assessments
- Improvements in multiple clinically relevant parameters identified with only 8 weeks of dosing supports potential for clinical benefit

References PMIDs:17997338, 22642880, 25125564, 1690873, 15694174, 27038030, 28441951, 23663794, 19046185, and De Deyn, P et al., (1997) Guanidino Compounds in Biology & Medicine II.

Support This study was funded by Aeglea BioTherapeutics, Inc.

Disclosures Kiran Patki, Susan Alters and James Wooldridge are employees of, and have an equity interest in Aeglea BioTherapeutics, Inc.

Data cutoff Clinical data received as of 08 April 2018.